UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 13, 2025

Hurco Companies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-9143	35-1150732
(Commission File Number)	(IRS Employer Identification No.)

One Technology Way Indianapolis, Indiana	46268
(Address of Principal Executive Offices)	(Zip Code)

(317) 293-5309

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	HURC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of Hurco Companies, Inc. (the “Company”) held on March 13, 2025 (the “Annual Meeting”), the Company’s shareholders approved a proposal to amend the Company’s Amended and Restated 2016 Equity Incentive Plan (the “2016 Plan”) to add an additional 850,000 shares to the 2016 Plan’s share reserve. In January 2025, the Board of Directors of the Company approved the proposed amendment to the 2016 Plan and directed that the amendment be submitted to shareholders of the Company for approval at the Annual Meeting. A description of the amendment to the 2016 Plan was included in “Proposal 3. Approval of the Amendment to the Amended and Restated Hurco Companies, Inc. 2016 Equity Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 29, 2025.

Item 5.07Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on March 13, 2025.  The shareholders:

●	elected all eight of the Company’s nominees for director to serve until the next Annual Meeting of Shareholders;
●	approved, on an advisory basis, the compensation for the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting;
●	approved the proposed amendment to the 2016 Plan to add an additional 850,000 shares to the 2016 Plan’s share reserve; and
●	ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2025.

Shares were voted on these proposals as follows:

	For	Withheld	Broker Non-Votes
Election of Directors:
Michael Doar	4,040,937	339,590	713,537
Cynthia Dubin	4,294,554	85,973	713,537
Timothy J. Gardner	4,260,921	119,606	713,537
Jay C. Longbottom	4,259,463	121,064	713,537
Richard Porter	3,943,438	437,089	713,537
Benjamin Rashleger	4,321,931	58,596	713,537
Janaki Sivanesan	4,287,473	93,054	713,537
Gregory S. Volovic	4,290,575	89,952	713,537

	For	Against	Abstentions	Broker Non-Votes
Advisory vote to approve executive compensation:	3,914,992	303,379	162,156	713,537

	For	Against	Abstentions	Broker Non-Votes
Approval of amendment to the 2016 Plan:	4,114,178	241,071	25,278	713,537

	For	Against	Abstentions	Broker Non-Votes
Ratification of appointment of public accounting firm:	5,023,775	62,827	7,462	0

Item 9.01Financial Statements and Exhibits.

Exhibit Index

10.1

Hurco Companies, Inc. 2016 Equity Incentive Plan, as amended and restated as of March 10, 2022, and as further amended March 13, 2025 (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-8 filed on March 13, 2025)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2025

HURCO COMPANIES, INC.

By:	/s/ Sonja K. McClelland_______________
Sonja K. McClelland, Executive Vice President, Treasurer and Chief Financial Officer